Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports Third Quarter Fiscal 2021 Financial Results

Record Quarterly Net Sales of $438M, up 44% Sequentially

NEWARK, CA – July 6, 2021 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the third quarter of fiscal 2021.

Third Quarter Fiscal 2021 Financial Highlights

•	GAAP net sales of $437.7 million, an increase of 56% compared to the same period last year.
•	GAAP net income/(loss) of ($7.2) million, or ($0.30) per diluted share, compared to $0.8 million, or $0.03 per diluted share, for the same period last year.
•	Non-GAAP net income of $35.5 million, or $1.39 per diluted share, up 107.6% and 98.6%, respectively, compared to the same period last year.
•	Adjusted EBITDA of $51.4 million, up 102.3% compared to the same period last year.

“We are proud of our team’s execution in the third quarter of fiscal 2021; we set a quarterly revenue record for the company and surpassed our non-GAAP gross margin and EPS guidance,” said CEO Mark Adams. “In its first quarter as part of the SGH family, Cree LED achieved strong results. Coupled with continued top line growth in our Intelligent Platform Solutions Group and strong operating performance in our Memory Solutions Group, comprised of Specialty Memory and Brazil, these results reinforce the benefits of our growth and diversification strategy.”

Third Quarter Fiscal 2021 and Historical Financial Data

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q3 FY21	Q2 FY21	Q3 FY20	Q3 FY21	Q2 FY21	Q3 FY20
Net sales	$437.7	$304.0	$281.3	$437.7	$304.0	$281.3
Gross profit	$84.5	$53.5	$54.2	$95.7	$59.3	$55.9
Operating income	$2.9	$12.9	$10.1	$43.3	$27.2	$20.3
Net income (loss)(3)	$(7.2)	$5.8	$0.8	$35.5	$21.9	$17.1
Diluted earnings per share (EPS)	$(0.30)	$0.23	$0.03	$1.39	$0.87	$0.70

(1)   GAAP represents U.S. Generally Accepted Accounting Principles.

(2)   Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

(3)   Refers to net income (loss) attributable to SGH.

Business Outlook

As of July 6, 2021, SGH is providing the following financial outlook for its fourth quarter of fiscal 2021:

Net Sales	$440 to $480 million
Gross Margin - GAAP / Non-GAAP	22% to 24%
Diluted EPS - GAAP	$0.95 ± $0.15

Share-based compensation per share	$0.33
Intangible amortization per share	$0.24
Convertible debt discount OID and fees per share	$0.08

Diluted EPS - Non-GAAP	$1.60 ± $0.15

Expected diluted share count - GAAP	27 million
Capped call anti-dilution related to convertible	(1 million)
Expected diluted share count - Non-GAAP	26 million

Third Quarter 2021 Earnings Conference Call and Webcast Details

SGH will hold a conference call and webcast to discuss the Q3 2021 results and related matters at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Tuesday, July 6, 2021. Interested parties may access the call by dialing +1-844-912-3896 in the U.S. or +1-236-714-3344 from international locations using access code 4549154. The webcast link is located on the SGH Investor Relations website at https://ir.smartm.com/investors. We will also post the presentation to our website prior to the call.

Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.

Use of Forward-Looking Statements

This press release contains and statements made during the above-referenced conference call will contain, "forward-looking statements," including, among other things, statements regarding future events and the future financial performance of SGH (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SGH’s industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: business and economic conditions and growth trends in technology and lighting industries, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations, our supply chain or in global markets as a result of the outbreak of COVID-19 or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the acquisition of other companies or technologies, the failure to successfully integrate and operate them, or customers’ negative reactions to them, including Cree LED, Inc.; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent reports on Form 10-K and Form 10-Q, including SGH’s future filings.

Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SGH to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SGH and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SGH cannot predict such factors, nor can it assess the impact, if any, from such factors on SGH or its subsidiaries’ results.

Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles, or GAAP.

SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP, which include share-based compensation expense, amortization of intangible assets, contingent consideration fair value adjustment, acquisition-related inventory adjustment, foreign currency gain/(losses) and other expenses that are nonrecurring. Management believes the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the Company’s past and future operating performance.

Adjusted EBITDA is calculated as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, contingent consideration fair value adjustment, acquisition-related inventory adjustment and other expenses that are nonrecurring. Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities in accordance with GAAP and should not be used as a measure of liquidity.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings – SGH

SGH businesses are leading designers and manufacturers of electronics for computing, memory and specialty LED solutions. Our businesses specialize in application-specific product development and support for customers in enterprise, government and OEM sales channels.

As a strategic partner, customers rely on SGH for the highest quality technology products, customer service, technical support, and worldwide supply chain and logistics excellence.

For more information about SGH businesses, visit: SMART Modular Technologies; SMART Embedded Computing; SMART Wireless Computing; SMART Supply Chain Services; Penguin Computing; Cree LED.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Income Statements

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 28, 2021	February 26, 2021	May 29, 2020	May 28, 2021	May 29, 2020
Net sales:
Specialty Memory Products	$121,620	$115,452	$127,700	$357,729	$342,685
Brazil Products	118,496	103,145	92,701	326,808	284,400
Intelligent Platform Solutions	95,857	85,411	60,886	247,141	198,262
LED Solutions	101,755	—	—	101,755	—
Total net sales	437,728	304,009	281,287	1,033,433	825,347
Cost of sales (1)(2)	353,241	250,553	227,054	842,847	665,288
Gross profit	84,487	53,456	54,233	190,586	160,059
Operating expenses:
Research and development (1)	16,718	8,852	14,436	32,534	44,023
Selling, general and administrative (1) (2)	48,475	31,664	29,733	118,195	91,935
Change in estimated fair value of acquisition-related
contingent consideration	16,400	—	—	16,400	—
Total operating expenses	81,593	40,516	44,169	167,129	135,958
Income from operations	2,894	12,940	10,064	23,457	24,101
Other expense, net:
Interest expense, net	(5,049)	(4,365)	(3,094)	(12,568)	(11,736)
Other expense, net	(489)	(1,531)	(3,445)	(1,187)	(16,671)
Total other expense	(5,538)	(5,896)	(6,539)	(13,755)	(28,407)
Income (loss) before income taxes	(2,644)	7,044	3,525	9,702	(4,306)
Provision for income taxes	4,010	1,200	2,700	8,485	4,365
Net income (loss)	(6,654)	5,844	825	1,217	(8,671)
Net income (loss) attributable to noncontrolling interest	557	—	—	557	—
Net income (loss) attributable to SGH	$(7,211)	$5,844	$825	$660	$(8,671)

Earnings per share:
Basic	$(0.30)	$0.24	$0.03	$0.03	$(0.36)
Diluted	$(0.30)	$0.23	$0.03	$0.03	$(0.36)
Shares used in computing earnings per share:
Basic	24,035	24,217	24,066	24,843	23,895
Diluted	24,035	25,203	24,431	25,902	23,895

(1) Includes share-based compensation expense as follows:
Cost of sales	$1,166	$804	$699	$2,807	$2,161
Research and development	1,468	810	780	3,056	2,306
Selling, general and administrative	5,747	3,784	3,428	19,004	11,043
Total share-based compensation expense	$8,381	$5,398	$4,907	$24,867	$15,510

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$2,937	$647	$647	$4,231	$1,941
Selling, general and administrative	3,247	2,766	2,767	8,780	8,299
Total amortization expense	$6,184	$3,413	$3,414	$13,011	$10,240

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 28, 2021	February 26, 2021	May 29, 2020	May 28, 2021	May 29, 2020
Reconciliation of gross profit:
GAAP gross profit	$84,487	$53,456	$54,233	$190,586	$160,059
GAAP gross margin	19.3%	17.6%	19.3%	18.4%	19.4%
Add: Share-based compensation included in cost of sales	1,166	804	699	2,807	2,161
Add: Intangible amortization included in cost of sales	2,937	647	647	4,231	1,941
Add: LED - Inventory adjustment	7,090	—	—	7,090	—
Add: Import taxes - Out of period adjustment	—	4,345	—	4,345	—
Add: COVID-19 expenses	—	—	282	—	282
Non-GAAP gross profit	$95,680	$59,252	$55,861	$209,059	$164,443
Non-GAAP gross margin	21.9%	19.5%	19.9%	20.2%	19.9%

Reconciliation of operating expenses:
GAAP operating expenses	$81,593	$40,516	$44,169	$167,129	$135,958
Less: Share-based compensation expense included in opex
Research and development	1,468	810	780	3,056	2,306
Selling, general and administrative	5,747	3,784	3,428	19,004	11,043
Total	7,215	4,594	4,208	22,060	13,349
Less: Amortization of intangible assets included in opex
Selling, general and administrative	3,247	2,766	2,767	8,780	8,299
Total	3,247	2,766	2,767	8,780	8,299
Less: Acquisition-related expenses	2,355	1,064	—	5,036	946
Less: Integration/restructuring expenses	—	—	1,432	—	4,524
Less: COVID-19 expenses	—	—	228	—	228
Less: Contingent consideration fair value adjustment	16,400	—	—	16,400	—
Non-GAAP operating expenses	$52,376	$32,092	$35,534	$114,853	$108,612
					.
Reconciliation of income from operations:
GAAP income from operations	$2,894	$12,940	$10,064	$23,457	$24,101
GAAP operating margin	0.7%	4.3%	3.6%	2.3%	2.9%
Add: Share-based compensation expense	8,381	5,398	4,907	24,867	15,510
Add: Amortization of intangible assets	6,184	3,413	3,414	13,011	10,240
Add: Acquisition-related costs	2,355	1,064	—	5,036	946
Add: LED - Inventory adjustment	7,090	—	—	7,090	—
Add: Integration/restructuring expenses	—	—	1,432	—	4,524
Add: Import taxes - Out of period adjustment	—	4,345	—	4,345	—
Add: COVID-19 expenses	—	—	510	—	510
Add: Contingent consideration fair value adjustment	16,400	—	—	16,400	—
Non-GAAP income from operations	$43,304	$27,160	$20,327	$94,206	$55,831
Non-GAAP operating margin	9.9%	8.9%	7.2%	9.1%	6.8%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 28, 2021	February 26, 2021	May 29, 2020	May 28, 2021	May 29, 2020
Reconciliation of income/(loss) before income taxes:
GAAP income/(loss) before income taxes	$(2,644)	$7,044	$3,525	$9,702	$(4,306)
Add: Share-based compensation expense	8,381	5,398	4,907	24,867	15,510
Add: Amortization of intangible assets	6,184	3,413	3,414	13,011	10,240
Add: Acquisition-related expenses	2,355	1,064	—	5,036	946
Add: LED -Inventory adjustment	7,090	—	—	7,090	—
Add: Integration/restructuring expenses	—	—	1,432	—	4,524
Add: COVID-19 expenses	—	—	510	—	510
Add: Import taxes - Out of period adjustment	—	5,085	—	5,085	—
Add: Extinguishment of term loan/revolver	—	—	192	—	6,822
Add: Capped call MTM adjustment	—	—	2,924	—	7,719
Add: Convertible debt discount OID and fees	2,088	2,098	1,960	6,248	2,359
Add: Contingent consideration fair value adjustment	16,400	—	—	16,400	—
Add: Foreign currency (gains)/losses	994	843	484	1,195	2,586
Non-GAAP income before income taxes	$40,848	$24,945	$19,348	$88,634	$46,910

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$4,010	$1,200	$2,700	$8,485	$4,365
GAAP effective tax rate	-151.7%	17.0%	76.6%	87.5%	-101.4%
Less: Goodwill tax credit	—	—	484	—	968
Add: Import taxes - Out of period adjustment	—	1,727	—	1,727	—
Tax effect of adjustments to GAAP results	(767)	(84)	(48)	(787)	(258)
Non-GAAP provision for income taxes	$4,777	$3,011	$2,264	$10,999	$3,655
Non-GAAP effective tax rate	11.7%	12.1%	11.7%	12.4%	7.8%

Reconciliation of net income/(loss) and earnings per share (diluted):
GAAP net income (loss)	$(7,211)	$5,844	$825	$660	$(8,671)
Adjustments to GAAP net income:
Share-based compensation	8,381	5,398	4,907	24,867	15,510
Amortization of intangible assets	6,184	3,413	3,414	13,011	10,240
Acquisition-related expenses	2,355	1,064	—	5,036	946
LED - Inventory adjustment	7,090	—	—	7,090	—
Integration/restructuring expenses	—	3,358	—	3,358	—
COVID-19 expenses	—	—	1,432	—	4,524
Import taxes - Out of period adjustment	—	—	510	—	510
Extinguishment of term loan/revolver	—	—	192	—	6,822
Capped call MTM adjustment	—	—	2,924	—	7,719
Convertible debt discount OID and fees	2,088	2,098	1,960	6,248	2,359
Goodwill tax credit	—	—	484	—	968
Contingent consideration fair value adjustment	16,400	—	—	16,400	—
Foreign currency (gains)/losses	994	843	484	1,195	2,586
Tax effect of items excluded from non-GAAP results	(767)	(84)	(48)	(787)	(258)
Non-GAAP net income	$35,514	$21,934	$17,084	$77,078	$43,255

Diluted shares outstanding reconciliation:
GAAP weighted average outstanding shares - diluted*	26,444	25,203	24,431	25,902	24,450
Dilution offset from convertible note hedge transactions	(928)	—	—	—	—
Shares used in computing earnings per share (diluted)	25,516	25,203	24,431	25,902	24,450

Non-GAAP earnings per share (diluted)	$1.39	$0.87	$0.70	$2.98	$1.77
GAAP earnings per share (diluted)	$(0.30)	$0.23	$0.03	$0.03	$(0.36)

*Q3'21: represents what GAAP diluted shares would have been had there been GAAP income.

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended			Nine Months Ended
	May 28, 2021	February 26, 2021	May 29, 2020	May 28, 2021	May 29, 2020

GAAP net income (loss)	$(7,211)	$5,844	$825	$660	$(8,671)
Share-based compensation expense	8,381	5,398	4,907	24,867	15,510
Amortization of intangible assets	6,184	3,413	3,414	13,011	10,240
Interest expense, net	5,049	4,365	3,094	12,568	11,736
Provision for income tax	4,010	1,200	2,700	8,485	4,365
Depreciation	9,124	5,378	5,405	19,456	17,557
Acquisition-related expenses(1)	2,355	1,064	—	5,035	946
LED - Inventory adjustment(2)	7,090	—	—	7,090	—
Contingent consideration fair value adjustment(1)	16,400	—	—	16,400	—
Integration/restructuring expenses	—	—	1,432	—	4,524
COVID-19 expenses	—	—	510	—	510
Import taxes - Out of period adjustment	—	4,345	—	4,345	—
Extinguishment of term loan	—	—	192	—	6,822
Capped call MTM adjustment	—	—	2,924	—	7,719
Adjusted EBITDA	$51,382	$31,007	$25,403	$111,917	$71,258

(1) Amounts related to acquisitions of LED (March 2021) and SMART EC & Wireless (July 2019).

(2) Amounts related to flow through of inventory fair value step up, net of the inventoried impact of other non-GAAP adjustments.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	May 28,	August 28,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$188,992	$150,811
Accounts receivable, net	274,950	215,918
Inventories	288,962	162,991
Prepaid expenses and other current assets	53,341	26,990
Total current assets	806,246	556,710

Property and equipment, net	153,261	54,705
Operating lease right-of-use assets	35,307	25,013
Other noncurrent assets	13,827	20,554
Intangible assets, net	107,160	55,671
Goodwill	73,257	73,955
Total assets	$1,189,057	$786,608
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$354,210	$224,660
Other current liabilities	138,008	57,829
Total current liabilities	492,218	282,489

Long-term debt	338,047	195,573
Long-term operating lease liabilities	28,363	20,829
Other long-term liabilities	52,961	5,613
Total liabilities	911,589	504,504
Shareholders’ equity:
Ordinary shares	769	737
Additional paid-in capital	335,785	346,131
Accumulated other comprehensive loss	(231,258)	(228,241)
Retained earnings	164,137	163,477
Total SGH shareholders' equity	269,433	282,104
Noncontrolling interest in subsidiary	8,035	—
Total equity	277,468	282,104
Total liabilities and shareholders’ equity	$1,189,057	$786,608

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Nine Months Ended
	May 28, 2021	February 26, 2021	May 29, 2020	May 28, 2021	May 29, 2020
Cash flows from operating activities:
Net income (loss)	$(6,654)	$5,844	$825	$1,217	$(8,671)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	15,308	8,793	8,818	32,468	27,797
Share-based compensation	8,381	5,398	4,907	24,867	15,510
Provision for doubtful accounts receivable and sales returns	524	6	74	522	47
Deferred income tax benefit	(3,353)	49	425	(3,083)	65
(Gain) Loss on disposal of property and equipment	(1,017)	988	41	(34)	(19)
Loss on mark-to-market adjustment of the capped call	—	—	2,924	—	7,719
Loss on extinguishment of debt	—	—	192	—	6,822
Amortization of debt discounts and issuance costs	2,196	2,191	2,005	6,503	3,786
Amortization of operating lease right-of-use assets	2,031	1,500	1,287	4,944	3,569
Loss from mark-to-market adjustment of contingent consideration	16,400	—	—	16,400	—
Changes in operating assets and liabilities:
Accounts receivable	(25,537)	12,012	(13,395)	(15,455)	(17,885)
Inventories	(38,359)	(41,053)	(26,932)	(66,493)	(72,481)
Prepaid expenses and other assets	4,963	(9,849)	(7,615)	(14,163)	(1,119)
Accounts payable	76,537	21,607	39,031	116,166	95,687
Operating lease liabilities	(1,718)	(1,238)	(1,363)	(4,460)	(3,503)
Other current and long-term liabilities	(364)	14,173	2,402	5,929	4,903
Net cash provided by operating activities	49,338	20,421	13,626	105,328	62,227
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(5,222)	(20,151)	(7,521)	(40,017)	(16,889)
Proceeds from sale of property and equipment	56	151	58	222	154
Acquisitions of business, net of cash acquired	(28,613)	—	—	(28,613)	—
Net cash used in investing activities	(33,779)	(20,000)	(7,463)	(68,408)	(16,735)
Cash flows from financing activities:
Repurchase of ordinary shares	—	(44,330)	—	(44,330)	—
Proceeds from FINEP loan	—	11,439	—	11,439	—
Proceeds from borrowings under revolving line of credit	72,000	23,000	42,000	114,500	60,500
Repayments of borrowings under revolving line of credit	(47,000)	(23,000)	(42,000)	(89,500)	(60,500)
Proceeds from issuance of ordinary shares from share option exercise	5,659	2,546	134	9,542	1,941
Proceeds from issuance of ordinary shares from ESPP	1,847	—	1,742	3,615	2,984
Tax payments due upon issuance of ordinary shares for release of RSUs	(337)	(151)	(282)	(3,971)	(653)
Long-term debt payment - term loan	—	—	—	—	(5,625)
Long-term debt payment - BNDES	—	—	(685)	—	(2,292)
Purchase of capped call	—	—	—	—	(21,825)
Proceeds from convertible notes due 2026, net of discount	—	—	—	—	243,125
Payment for extinguishment of long-term debt	—	—	—	—	(204,904)
Net cash provided by (used in) financing activities	32,169	(30,496)	909	1,295	12,751
Effect of exchange rate changes on cash and cash equivalents	1,461	5,781	(17,087)	(34)	(24,537)
Net increase (decrease) in cash and cash equivalents	49,189	(24,294)	(10,015)	38,181	33,706
Cash and cash equivalents at beginning of period	139,803	164,097	141,860	150,811	98,139
Cash and cash equivalents at end of period	$188,992	$139,803	$131,845	$188,992	$131,845

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
(510) 360-8596	(510) 941-8921
ir@smartm.com	Valerie.sassani@smartm.com